UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 6, 2015

Prudential Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55084	46-2935427
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania	19145
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)            Not applicable.

(b)            In connection with entry into a consulting agreement ("Consulting Agreement") with Prudential Savings Bank (the "Bank") on August 6, 2015, Salvatore Fratanduono resigned from his position as Senior Vice President and Chief Lending Officer of Prudential Savings Bank (the "Bank"), the wholly owned subsidiary of Prudential Bancorp, Inc. (the "Company"). The Effective Date of the Consulting Agreement with Mr. Fratanduono is July 1, 2015 (the "Effective Date") as described below in subsection (d) of this Item.

(c)            Not applicable.

(d)            Pursuant to the terms of the Consulting Agreement, Mr. Fratanduono has agreed to assist the Bank primarily with regard to certain ongoing lending relationships as to which Mr. Fratanduono has particular knowledge. The term of the Consulting Agreement is for one year from the Effective Date but may be terminated by the Bank earlier (i) upon Mr. Fratanduono's commencement of full-time employment, as defined in the Consulting Agreement; (ii) upon his death or disability; or (iii) for cause, as defined in the Consulting Agreement. Mr. Fratanduono will receive $7,500 per month during the term of the Consulting Agreement. In addition, the Bank has agreed to pay Mr. Fratanduono's COBRA premiums (for medical insurance) during the term of the Agreement and the cash value of his accrued but unused vacation time as of the Effective Date.

The foregoing summary of the Consulting Agreement is not complete and is qualified in its entirety by reference to the text of the Consulting Agreement which is attached as Exhibit 10.1 hereto and incorporated herein in its entirety by reference thereto.

(e)            Not applicable.

Item 9.01            Financial Statements and Exhibits

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)            Exhibits

The following exhibit is included herewith.

Exhibit Number	Description
10.1	Consulting Agreement between Prudential Savings Bank and Salvatore Fratanduono dated as of August 6, 2015 (without Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRUDENTIAL BANCORP, INC.

Date: August 6, 2015	By:	/s/Jack E. Rothkopf
Jack E. Rothkopf
Senior Vice President, Chief
Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Consulting Agreement between Prudential Savings Bank and Salvatore Fratanduono dated as of August 6, 2015 (without Exhibit)

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